Exhibit 32.1
CERTIFICATION
I, Ramón M. Ruiz-Comas, President and Chief Executive Officer of Triple-S Management Corporation (the Corporation), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
1.	The Quarterly Report on Form 10-Q of the Corporation for the period ended June 30, 2007 (the Report) fully complies with the requirements of Section 13(a) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m) and;
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: August 14, 2007	By:	/s/ Ramón M. Ruiz-Comas
Ramón M. Ruiz-Comas
President and Chief Executive Officer

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